UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 14, 2008

Eastman Kodak Company
(Exact name of registrant as specified in its charter)

New Jersey	1-87	16-0417150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 State Street,
Rochester, New York 14650
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code:   (585) 724-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01  Regulation FD Disclosure.

Eastman Kodak Company (the Company) realigned its operations and changed its corporate segment reporting structure effective January 1, 2008, as disclosed in the Company’s 2007 Annual Report on Form 10-K.  In conjunction with this change, the Film Products Group (FPG) has been renamed the Film, Photofinishing, and Entertainment Group (FPEG), and certain strategic product groups previously included in the Consumer Digital Imaging Group (CDG), Graphic Communications Group (GCG), and All Other have become part of FPEG.  The purpose of this change in structure is to align the Company’s reporting structure to the way in which the Company began managing its business effective January 1, 2008.  The most significant changes (the transfer of photographic paper and chemicals, and photofinishing services to FPEG from CDG, and the transfer of the graphic arts film business from GCG to FPEG) reflect the common traditional technology and infrastructure associated with manufacturing and supply chain for all FPEG products.  The following indicates the changes from the 2007 reporting structure to the new reporting structure:

Consumer Digital Imaging Group Segment (CDG):  This segment no longer includes photographic paper and chemicals, and photofinishing services.

Film, Photofinishing, and Entertainment Group (FPEG):  The Film, Photofinishing, and Entertainment Group includes photographic paper and chemicals, and photofinishing services, formerly part of CDG, and graphic arts film, formerly part of GCG.  Additionally, supply and tolling agreements with Carestream Health, Inc. and other third parties have moved from All Other to this segment.

Graphic Communications Group Segment (GCG):  The graphic arts film business has moved from GCG to FPEG.

All Other:  During 2007, the Company sold its Light Management Films business, which was formerly part of All Other.  Additionally, supply and tolling agreements with Carestream Health, Inc. and other third parties have moved from All Other to FPEG.

In conjunction with the aforementioned change in reporting structure, the Company also changed its methodology for allocating corporate costs to its reporting segments.  This change impacts cost of goods sold, selling, general, and administrative costs, and research and development costs by segment and for the total company.  Segment earnings measures have been revised for these changes.  The changes have no impact on total earnings of the Company.

Accounting principles generally accepted in the United States of America require that when a company changes its reportable segments, financial statements for prior periods must be reported on a comparable basis using the new segment reporting structure.  The purpose of this Form 8-K is to present, for informational purposes, the quarterly results of operations for  2007, and the full years 2007 and 2006, reflective of the changes referred to above.

In addition, the sale of the Company’s shares in Hermes Precisa Pty. Ltd. (“HPA”) closed on November 2, 2007.  Beginning in the fourth quarter of 2007, the Company reported the results of operations of HPA as a discontinued operation.  HPA was formerly reported within the Company’s Graphic Communications Group segment.  The information included in this Form 8-K includes revisions to present HPA as a discontinued operation in each of the preceding quarters of 2007.

The results of operations presented in this Form 8-K for the three months ended March 31, 2007, the three and six months ended June 30, 2007, the three and nine months ended September 30, 2007, and the three months (on a condensed basis) ended December 31, 2007 will be reported in the Company’s Form 10-Q for the first quarter of 2008, the Form 10-Q for the second quarter of 2008, the Form 10-Q for the third quarter of 2008, and the 2008 Form 10-K, respectively, when these forms are filed with the Securities and Exchange Commission.  The results of operations presented in this Form 8-K for the full years ended December 31, 2007 and 2006 will be reported in the 2008 Form 10-K, when it is filed with the Securities and Exchange Commission.

Eastman Kodak Company
Consolidated Operating Results (Unaudited)
(in millions, except per share data)
	For the
	Three Months Ended
	March 31, 2007

	As
	Originally
	Filed (1)	Revised

Net sales	$2,119	$2,080
Cost of goods sold	1,690	1,652
Gross profit	429	428
Selling, general and administrative expenses	395	394
Research and development costs	137	141
Restructuring costs and other	85	85
Other operating (income) expenses, net	-	(6)
Loss from continuing operations before interest, other income (charges), net and income taxes	(188)	(186)
Interest expense	25	25
Other income (charges), net	23	18
Loss from continuing operations before income taxes	(190)	(193)
Benefit for income taxes	(16)	(18)
Loss from continuing operations	(174)	(175)
Earnings from discontinued operations, net of income taxes	23	24
NET LOSS	$(151)	$(151)

Basic and diluted net (loss) earnings per share:
Continuing operations	$(0.61)	$(0.61)
Discontinued operations	0.08	0.08

Total	$(0.53)	$(0.53)

(1) As originally filed in the Company’s first quarter 2007 Form 10-Q.  Includes the results of operations of HPA in continuing operations, which was reclassified to discontinued operations in the fourth quarter of 2007.  Also presents gains and losses on sales of capital assets and certain asset impairments in other income (charges), net, which were reclassified to other operating (income) expenses, net in the second quarter of 2007.

Eastman Kodak Company
Consolidated Operating Results (Unaudited)
(in millions, except per share data)
	For the		For the
	Three Months Ended		Six Months Ended
	June 30, 2007		June 30, 2007

	As		As
	Originally		Originally
	Filed (2)	Revised	Filed (2)	Revised

Net sales	$2,510	$2,468	$4,629	$4,548
Cost of goods sold	1,864	1,824	3,554	3,476
Gross profit	646	644	1,075	1,072
Selling, general and administrative expenses	437	435	832	829
Research and development costs	132	136	269	277
Restructuring costs and other	295	295	380	380
Other operating (income) expenses, net	(33)	(33)	(39)	(39)
Loss from continuing operations before interest, other income (charges), net and income taxes	(185)	(189)	(367)	(375)
Interest expense	31	31	56	56
Other income (charges), net	21	23	38	41
Loss from continuing operations before income taxes	(195)	(197)	(385)	(390)
Benefit for income taxes	(43)	(43)	(59)	(61)
Loss from continuing operations	(152)	(154)	(326)	(329)
Earnings from discontinued operations, net of income taxes	727	729	750	753
NET EARNINGS	$575	$575	$424	$424

Basic and diluted net (loss) earnings per share:
Continuing operations	$(0.53)	$(0.53)	$(1.14)	$(1.14)
Discontinued operations	2.53	2.53	2.61	2.61

Total	$2.00	$2.00	$1.47	$1.47

(2) As originally filed in the Company’s second quarter 2007 Form 10-Q.  Includes the results of operations of HPA in continuing operations, which was reclassified to discontinued operations in the fourth quarter of 2007.

Eastman Kodak Company
Consolidated Operating Results (Unaudited)
(in millions, except per share data)
	For the		For the
	Three Months Ended		Nine Months Ended
	September 30, 2007		September 30, 2007

	As		As
	Originally		Originally
	Filed (3)	Revised	Filed (3)	Revised

Net sales	$2,581	$2,533	$7,210	$7,081
Cost of goods sold	1,899	1,856	5,453	5,332
Gross profit	682	677	1,757	1,749
Selling, general and administrative expenses	427	424	1,259	1,253
Research and development costs	129	132	398	409
Restructuring costs and other	100	100	480	480
Other operating (income) expenses, net	6	6	(33)	(33)
Earnings (loss) from continuing operations before interest, other income (charges), net and income taxes	20	15	(347)	(360)
Interest expense	28	28	84	84
Other income (charges), net	37	38	75	79
Earnings (loss) from continuing operations before income taxes	29	25	(356)	(365)
Benefit for income taxes	(5)	(7)	(64)	(68)
Earnings (loss) from continuing operations	34	32	(292)	(297)
Earnings from discontinued operations, net of income taxes	3	5	753	758
NET EARNINGS	$37	$37	$461	$461

Basic and diluted net earnings (loss) per share:
Continuing operations	$0.12	$0.11	$(1.02)	$(1.03)
Discontinued operations	0.01	0.02	2.62	2.63

Total	$0.13	$0.13	$1.60	$1.60

(3) As originally filed in the Company’s third quarter 2007 Form 10-Q.  Includes the results of operations of HPA in continuing operations, which was reclassified to discontinued operations in the fourth quarter of 2007.

Eastman Kodak Company
Consolidated Operating Results
(in millions, except per share data)
	For the		For the
	Three Months Ended		Twelve Months Ended
	December 31, 2007		December 31, 2007
	As
	Originally		As
	Filed	Revised	Originally	Revised
	(Unaudited)	(Unaudited)	Filed	(Unaudited)

Net sales	$3,220	$3,220	$10,301	$10,301
Cost of goods sold	2,431	2,425	7,785	7,757
Gross profit	789	795	2,516	2,544
Selling, general and administrative expenses	522	525	1,764	1,778
Research and development costs	137	140	535	549
Restructuring costs and other	63	63	543	543
Other operating (income) expenses, net	(63)	(63)	(96)	(96)
Earnings (loss) from continuing operations before interest, other income (charges), net and income taxes	130	130	(230)	(230)
Interest expense	29	29	113	113
Other income (charges), net	8	8	87	87
Earnings (loss) from continuing operations before income taxes	109	109	(256)	(256)
Provision (benefit) for income taxes	17	17	(51)	(51)
Earnings (loss) from continuing operations	92	92	(205)	(205)
Earnings from discontinued operations, net of income taxes	123	123	881	881
NET EARNINGS	$215	$215	$676	$676

Basic net earnings (loss) per share:
Continuing operations	$0.32	$0.32	$(0.71)	$(0.71)
Discontinued operations	0.43	0.43	3.06	3.06

Total	$0.75	$0.75	$2.35	$2.35

Diluted net earnings (loss) per share:
Continuing operations	$0.31	$0.31	$(0.71)	$(0.71)
Discontinued operations	0.40	0.40	3.06	3.06

Total	$0.71	$0.71	$2.35	$2.35

Eastman Kodak Company
Consolidated Operating Results
(in millions, except per share data)
	For the
	Twelve Months Ended
	December 31, 2006

	As
	Originally	Revised
	Filed (4)	(Unaudited)

Net sales	$10,568	$10,568
Cost of goods sold	8,159	8,122
Gross profit	2,409	2,446
Selling, general and administrative expenses	1,950	1,969
Research and development costs	578	596
Restructuring costs and other	416	416
Other operating (income) expenses, net	(59)	(59)
Loss from continuing operations before interest, other income (charges), net and income taxes	(476)	(476)
Interest expense	172	172
Other income (charges), net	65	65
Loss from continuing operations before income taxes	(583)	(583)
Provision for income taxes	221	221
Loss from continuing operations	(804)	(804)
Earnings from discontinued operations, net of income taxes	203	203
NET LOSS	$(601)	$(601)

Basic and diluted net (loss) earnings per share:
Continuing operations	$(2.80)	$(2.80)
Discontinued operations	0.71	0.71

Total	$(2.09)	$(2.09)

(4) Represents the Company's Statement of Operations as filed in the Company's Annual Report on Form 10-K for the year ended December 31, 2007.

Eastman Kodak Company
Segment Results (Unaudited)
(in millions)
	For the
	Three Months Ended
	March 31, 2007

	As
	Originally
	Filed (5)	Revised

Net sales:
Consumer Digital Imaging Group (CDG)	$778	$462
Film, Photofinishing, and Entertainment Group * (FPEG)	458	830
Graphic Communications Group (GCG)	864	783
All Other	19	5
Consolidated total	$2,119	$2,080

(Loss) earnings from continuing operations before interest, other income (charges), net and income taxes:
Consumer Digital Imaging Group (CDG)	$(114)	$(75)
Film, Photofinishing, and Entertainment Group * (FPEG)	74	30
Graphic Communications Group (GCG)	16	9
All Other	(13)	(5)
Total of segments	$(37)	$(41)
Restructuring costs and other	(151)	(151)
Other operating income (expenses), net	-	6
Interest expense	(25)	(25)
Other income (charges), net	23	18
Loss from continuing operations before income taxes	$(190)	$(193)

* Formerly Film Products Group

(5) As originally filed in the Company’s first quarter 2007 Form 10-Q.  Includes the results of operations of HPA in GCG continuing operations, which was reclassified to discontinued operations in the fourth quarter of 2007.  Also presents gains and losses on sales of capital assets and certain asset impairments in other income (charges), net, which were reclassified to other operating (income) expenses, net in the second quarter of 2007.

Eastman Kodak Company
Segment Results (Unaudited)
(in millions)
	For the		For the
	Three Months Ended		Six Months Ended
	June 30, 2007		June 30, 2007

	As		As
	Originally		Originally
	Filed (6)	Revised	Filed (6)	Revised

Net sales:
Consumer Digital Imaging Group (CDG)	$1,000	$647	$1,778	$1,109
Film, Photofinishing, and Entertainment Group * (FPEG)	559	980	1,017	1,810
Graphic Communications Group (GCG)	929	840	1,793	1,623
All Other	22	1	41	6
Consolidated total	$2,510	$2,468	$4,629	$4,548

(Loss) earnings from continuing operations before interest, other income (charges), net and income taxes:
Consumer Digital Imaging Group (CDG)	$(64)	$(51)	$(178)	$(126)
Film, Photofinishing, and Entertainment Group * (FPEG)	133	121	207	151
Graphic Communications Group (GCG)	37	29	53	38
All Other	(8)	(5)	(21)	(10)
Total of segments	$98	$94	$61	$53
Restructuring costs and other	(316)	(316)	(467)	(467)
Other operating income (expenses), net	33	33	39	39
Interest expense	(31)	(31)	(56)	(56)
Other income (charges), net	21	23	38	41
Loss from continuing operations before income taxes	$(195)	$(197)	$(385)	$(390)

* Formerly Film Products Group

(6) As originally filed in the Company’s second quarter 2007 Form 10-Q.  Includes the results of operations of HPA in GCG continuing operations, which was reclassified to discontinued operations in the fourth quarter of 2007.

Eastman Kodak Company
Segment Results (Unaudited)
(in millions)
	For the		For the
	Three Months Ended		Nine Months Ended
	September 30, 2007		September 30, 2007

	As		As
	Originally		Originally
	Filed (7)	Revised	Filed (7)	Revised

Net sales:
Consumer Digital Imaging Group (CDG)	$1,123	$766	$2,901	$1,875
Film, Photofinishing, and Entertainment Group * (FPEG)	488	928	1,505	2,738
Graphic Communications Group (GCG)	928	837	2,721	2,460
All Other	42	2	83	8
Consolidated total	$2,581	$2,533	$7,210	$7,081

Earnings (loss) from continuing operations before interest, other income (charges), net and income taxes:
Consumer Digital Imaging Group (CDG)	$10	$18	$(168)	$(108)
Film, Photofinishing, and Entertainment Group * (FPEG)	122	113	329	264
Graphic Communications Group (GCG)	42	36	95	74
All Other	(9)	(7)	(30)	(17)
Total of segments	$165	$160	$226	$213
Restructuring costs and other	(127)	(127)	(594)	(594)
Other operating income (expenses), net	(6)	(6)	33	33
Adjustments to contingencies and legal reserves/(settlements)	(12)	(12)	(12)	(12)
Interest expense	(28)	(28)	(84)	(84)
Other income (charges), net	37	38	75	79
Earnings (loss) from continuing operations before income taxes	$29	$25	$(356)	$(365)

* Formerly Film Products Group

(7) As originally filed in the Company’s third quarter 2007 Form 10-Q.  Includes the results of operations of HPA in GCG continuing operations, which was reclassified to Discontinued Operations in the fourth quarter of 2007.

Eastman Kodak Company
Segment Results
(in millions)
	For the		For the
	Three Months Ended		Twelve Months Ended
	December 31, 2007		December 31, 2007
	As
	Originally		As
	Filed	Revised	Originally	Revised
	(Unaudited)	(Unaudited)	Filed	(Unaudited)

Net sales:
Consumer Digital Imaging Group (CDG)	$1,730	$1,372	$4,631	$3,247
Film, Photofinishing, and Entertainment Group * (FPEG)	463	894	1,968	3,632
Graphic Communications Group (GCG)	998	953	3,590	3,413
All Other	29	1	112	9
Consolidated total	$3,220	$3,220	$10,301	$10,301

Earnings (loss) from continuing operations before interest, other income (charges), net and income taxes:
Consumer Digital Imaging Group (CDG)	$76	$91	$(92)	$(17)
Film, Photofinishing, and Entertainment Group * (FPEG)	40	17	369	281
Graphic Communications Group (GCG)	33	30	116	104
All Other	(19)	(8)	(50)	(25)
Total of segments	$130	$130	$343	$343
Restructuring costs and other	(68)	(68)	(662)	(662)
Other operating income (expenses), net	63	63	96	96
Adjustments to contingencies and legal reserves/(settlements)	5	5	(7)	(7)
Interest expense	(29)	(29)	(113)	(113)
Other income (charges), net	8	8	87	87
Earnings (loss) from continuing operations before income taxes	$109	$109	$(256)	$(256)

* Formerly Film Products Group

Eastman Kodak Company
Segment Results
(in millions)
	For the
	Twelve Months Ended
	December 31, 2006

	As
	Originally	Revised
	Filed (8)	(Unaudited)

Net sales:
Consumer Digital Imaging Group (CDG)	$4,711	$3,013
Film, Photofinishing, and Entertainment Group * (FPEG)	2,312	4,254
Graphic Communications Group (GCG)	3,477	3,287
All Other	68	14
Consolidated total	$10,568	$10,568

(Loss) earnings from continuing operations before interest, other income (charges), net and income taxes:
Consumer Digital Imaging Group (CDG)	$(240)	$(206)
Film, Photofinishing, and Entertainment Group * (FPEG)	368	319
Graphic Communications Group (GCG)	100	70
All Other	(67)	(22)
Total of segments	$161	$161
Restructuring costs and other	(698)	(698)
Other operating income (expenses), net	59	59
Adjustments to contingencies and legal reserves/(settlements)	2	2
Interest expense	(172)	(172)
Other income (charges), net	65	65
Loss from continuing operations before income taxes	$(583)	$(583)

* Formerly Film Products Group

(8) Represents the Company's Statement of Operations as filed in the Annual Report on Form 10-K for the year ended December 31, 2007.

Supplemental Information (as revised)

Eastman Kodak Company
Consumer Digital Imaging Group (Unaudited)

	For the Three Months Ended				For the Twelve Months Ended

(dollars in millions)	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
	2007	2007	2007	2007	2007	2006

Net sales	$462	$647	$766	$1,372	$3,247	$3,013
Cost of goods sold	364	504	538	1,013	2,419	2,373
Gross profit	98	143	228	359	828	640
Selling, general and administrative expenses	111	133	148	203	595	556
Research and development costs	62	61	62	65	250	290
(Loss) earnings from continuing operations before interest, other income (charges), net and income taxes	$(75)	$(51)	$18	$91	$(17)	$(206)

Eastman Kodak Company
Film, Photofinishing, and Entertainment Group (Unaudited)

	For the Three Months Ended				For the Twelve Months Ended

(dollars in millions)	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
	2007	2007	2007	2007	2007	2006

Net sales	$830	$980	$928	$894	$3,632	$4,254
Cost of goods sold	657	706	682	726	2,771	3,203
Gross profit	173	274	246	168	861	1,051
Selling, general and administrative expenses	125	137	120	138	520	656
Research and development costs	18	16	13	13	60	76
Earnings from continuing operations before interest, other income (charges), net and income taxes	$30	$121	$113	$17	$281	$319

Eastman Kodak Company
Graphics Communications Group (Unaudited)

	For the Three Months Ended				For the Twelve Months Ended

(dollars in millions)	March 31,	June 30,	September 30,	December 31,	December 31,	December 31,
	2007	2007	2007	2007	2007	2006

Net sales	$783	$840	$837	$953	$3,413	$3,287
Cost of goods sold	564	593	596	685	2,438	2,261
Gross profit	219	247	241	268	975	1,026
Selling, general and administrative expenses	156	165	153	183	657	747
Research and development costs	54	53	52	55	214	209
Earnings from continuing operations before interest, other income (charges), net and income taxes	$9	$29	$36	$30	$104	$70

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTMAN KODAK COMPANY

By: /s/ Diane E. Wilfong
--------------------------------
Diane E. Wilfong
Chief Accounting Officer and Controller
Date:  March 14, 2008